Goodwill (Tables)	12 Months Ended
Dec. 31, 2013
Changes in Carrying Amount of Goodwill

The changes in the carrying amount of goodwill were as follows:

	Year Ended December 31,
	2012	2013
Net balance as of January 1	$71,367	$81,276
Acquired through acquisitions(1)	9,206	3,873
Adjustments	—	—
Effects of foreign currency rate changes	703	(306)

Net balance as of December 31	$81,276	$84,843

(1)	See Note 3 for acquisitions completed in financial years 2012 and 2013.